SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 17, 2005
                                                --------------------------------

Commission         Registrant, State of Incorporation,       I.R.S. Employer
File Number        Address and Telephone Number              Identification No.

1-3526             The Southern Company                      58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

1-6468             Georgia Power Company                     58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Georgia Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.

         See Item 7 - MANAGEMENT'S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - "FERC and Georgia PSC Matters - Retail Fuel Cost Recovery" of Georgia Power Company ("Georgia Power") and - "FERC and State PSC Matters - Retail Fuel Cost Recovery" of The Southern Company ("Southern Company") and Note 3 to the financial statements of Georgia Power and Southern Company under "Fuel Cost Recovery" and "Georgia Power Retail Rate Activity," respectively, in Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2004. Also see MANAGEMENT'S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - "FERC and State PSC Matters - Retail Fuel Cost Recovery" and - "FERC and Georgia PSC Matters - Retail Fuel Cost Recovery" of Southern Company and Georgia Power, respectively, and Note (I) to the Condensed Financial Statements in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 for information on Georgia Power's existing fuel cost recovery rate order and its fuel cost recovery rate increase request filed with the Georgia Public Service Commission ("GPSC") in February 2005.

         On May 17, 2005, the GPSC voted to allow Georgia Power to increase customer fuel rates to recover estimated under-recovered fuel costs of approximately $508 million as of May 31, 2005 over the period from June 1, 2005 through May 31, 2009, as well as future projected fuel costs based on a June 2005 through May 2006 test period. The new fuel rate will become effective June 1, 2005 and represents an average annual increase in revenues of approximately 9.5%, or approximately $473 million.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 17, 2005                THE SOUTHERN COMPANY

                                      By    /s/W. Dean Hudson
                                        ----------------------------------------
                                             W. Dean Hudson
                                              Comptroller



                                      GEORGIA POWER COMPANY

                                      By   /s/Wayne Boston
                                        ----------------------------------------
                                             Wayne Boston
                                          Assistant Secretary